United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM N-Q

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22897

Context Capital Funds

325 John H. McConnell Blvd.

Columbus, Ohio 43215

Trent Statczar, Principal Financial Officer

Beacon Hill Fund Services, Inc., 325 John H. McConnell Blvd.

Columbus, OH 43215

(614) 255-5549

Date of fiscal year end: 12/31

Date of reporting period: 12/31/15

Registrant’s telephone number, including area code:  (844) 511-9653

Date of fiscal year end: December 31

Date of reporting period: March 31, 2016

Item 1. Schedule of Investments.

File the schedules as of the close of the reporting period as set forth in §§ 210.12-12 – 12-14 of Regulation S-X [17 CFR §§ 210.12-12 – 12-14]. The schedules need not be audited.

CONTEXT MACRO OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

March 31, 2016 (Unaudited)

	Principal
	Amount	Fair Value
BANK LOANS (6.67%)(a)
Consumer, Non-cyclical (6.67%)
Pharmaceuticals (6.67%)
Allergan PLC, First Lien Term Loan, 1.63% 12/17/2019	$5,000,000	$4,952,100

TOTAL BANK LOANS
(Cost $4,971,875)		4,952,100

CORPORATE BONDS (38.52%)
Communications (3.28%)
Telecommunications (3.28%)
AT&T, Inc., Sr. Unsecured Notes, 2.40% 08/15/2016	1,000,000	1,006,060
Verizon Communications, Inc., Sr. Unsecured Notes, 1.35%06/09/2017	1,425,000	1,429,171
		2,435,231
Total Communications		2,435,231

Consumer, Cyclical (5.41%)
Auto Manufacturers (5.41%)
Daimler Finance North America LLC, Sr. Unsecured Notes, 2.63% 09/15/2016(b)	1,000,000	1,006,267
Ford Motor Credit Co., LLC, Sr. Unsecured Notes, 3.98% 06/15/2016	2,000,000	2,012,678
Ford Motor Credit Co., LLC, Sr. Unsecured Notes, 1.50% 01/17/2017	1,000,000	998,746
		4,017,691
Total Consumer, Cyclical		4,017,691

Consumer, Non-cyclical (3.23%)
Healthcare Services (0.53%)
Fresenius Medical Care US Finance, Inc., Sr. Unsecured Notes, 6.88% 07/15/2017	372,000	393,274

Household Products & Wares (1.35%)
Jarden Corp., Sr. Unsecured Notes, 7.50% 05/01/2017	1,000,000	1,002,000

Pharmaceuticals (1.35%)
Teva Pharmaceutical Finance Co., Sr. Unsecured Notes, 2.40%11/10/2016	995,000	1,001,238

Total Consumer, Non-cyclical		2,396,512

	Principal
	Amount	Fair Value
Financials (21.05%)
Banks (12.35%)
Capital One Financial Corp., Subordinated Notes, 6.15% 09/01/2016	$1,000,000	$1,020,320
CIT Group, Inc., Sr. Unsecured Notes, 5.00% 05/15/2017	500,000	508,750
CIT Group, Inc., Sr. Unsecured Notes, 4.25% 08/15/2017	729,000	741,838
Citigroup, Inc., Sr. Unsecured Notes, 2.05% 12/07/2018	2,500,000	2,510,912
JPMorgan Chase & Co., Sr. Unsecured Notes, 3.30% 04/01/2026	1,000,000	1,008,362
Morgan Stanley, Sr. Unsecured Notes, 3.80% 04/29/2016	600,000	601,224
PNC Bank NA, Sr. Unsecured Notes, 1.13% 01/27/2017	1,000,000	1,001,115
Wachovia Corp., Subordinated Notes, 5.63% 10/15/2016	300,000	307,232
Wells Fargo & Co., Subordinated Notes, 5.13% 09/15/2016	1,435,000	1,461,171
		9,160,924
Commercial Finance (4.76%)
AerCap Aviation Solutions BV, Sr. Unsecured Notes, 6.38% 05/30/2017	1,000,000	1,031,250
International Lease Finance Corp., Sr. Unsecured Notes, 2.58% 06/15/2016(c)	2,500,000	2,502,332
		3,533,582
Diversified Financial Services (3.94%)
Air Lease Corp., Sr. Unsecured Notes, 5.63% 04/01/2017	2,000,000	2,054,840
Ally Financial, Inc., Sr. Unsecured Notes, 3.50% 07/18/2016	869,000	869,435
		2,924,275
Total Financials		15,618,781

Industrials (4.18%)
Aerospace & Defense (4.18%)
BAE Systems PLC, Sr. Unsecured Notes, 3.50% 10/11/2016(b)	3,069,000	3,103,750

Utilities (1.37%)
Electric (1.37%)
PSEG Power, LLC, Sr. Unsecured Notes, 5.32% 09/15/2016	1,000,000	1,018,170

TOTAL CORPORATE BONDS
(Cost $28,614,237)		28,590,135

GOVERNMENT BONDS (29.10%)
U.S. Treasury Bond, 3.00% 11/15/2045	20,000,000	21,599,220

TOTAL GOVERNMENT BONDS
(Cost $20,835,901)		21,599,220

	Principal
	Amount	Fair Value
U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS (4.30%)
FHLMC, REMICS (0.75%)
Series 4090, Class EI, 2.50% 08/15/2022	$10,649,456	$555,236

FNMA, REMICS (3.55%)
Series 2016-8, Class CI, 3.00% 03/25/2031	21,409,880	2,634,419

TOTAL U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $3,181,501)		3,189,655

Counterparty/	Floating Rate		Notional	Premiums	Market
Reference Entity	Index	Floor Rate	Amount	Paid	Value
PURCHASED OPTIONS (4.73%)

Interest Rate Floor Options
BAML
3M LIBOR Floor Option 5X5 Year, 02/12/26	3-MONTH USD-LIBOR-BBA	1.50%	$20,000,000	$660,000	$638,196
3M LIBOR Floor Option 5X5 Year, 12/15/25	3-MONTH USD-LIBOR-BBA	1.50%	20,000,000	443,000	611,192
USD CMS 30 Year Floor Option, 10/16/31	30-YEAR ICE SWAP RATE	3.00%	25,000,000	1,275,000	1,782,593
USD CMS 5 Year Floor Option, 01/26/21	5-YEAR ICE SWAP RATE	1.50%	25,000,000	316,250	477,633
Total Interest Rate Floor Options				2,694,250	3,509,614

TOTAL PURCHASED OPTIONS
(Cost $2,694,250)					3,509,614

	Principal
	Amount	Fair Value
REPURCHASE AGREEMENTS (4.66%)
SG Newedge UK, Ltd., 0.05%, dated 03/28/16 and maturing 04/05/16 with a repurchase amount of $2,528,150,collateralized by a U.S. Treasury Note with a rate of 1.25% and a maturity date of 11/15/18 with a par value of $2,500,000 and a collateral value of $2,538,800.	$2,528,125	$2,528,125
SG Newedge UK, Ltd., 0.25%, dated 03/30/16 and maturing 04/05/16 with a repurchase amount of $932,155,collateralized by a U.S. Treasury Note with a rate of 1.63% and a maturity date of 02/15/26 with a par value of $950,000 and a collateral value of $938,146.	932,188	932,188
		3,460,313
TOTAL REPURCHASE AGREEMENTS
(Cost $3,460,313)		3,460,313

TOTAL INVESTMENTS (87.98%)
(Cost $63,758,077)		65,301,037

Other Assets In Excess of Liabilities (12.02%)		8,918,192(d)
NET ASSETS (100.00%)		$74,219,229

(a)	Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Bank loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown. Interest rate disclosed is that which is in effect as of March 31, 2016.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2016, the market value of securities restricted under Rule 144A was $4,110,017, representing 5.54% of the Fund’s net assets. These securities have been determined to be liquid pursuant to procedures adopted by the Board.
(c)	Floating or variable rate security. Interest rate disclosed is that which is in effect at March 31, 2016.
(d)	Includes cash which is being held as collateral for short sales, options written, futures contracts, and swap contracts.

SCHEDULE OF SECURITIES SOLD SHORT
	Principal
	Amount	Value
GOVERNMENT BONDS (-4.67%)
U.S. Treasury Note, 1.63% 02/15/2026	$(950,000)	$(936,678)
U.S. Treasury Note, 1.25% 11/15/2018	(2,500,000)	(2,527,540)
		(3,464,218)

TOTAL GOVERNMENT BONDS		(3,464,218)

TOTAL SECURITIES SOLD SHORT
(Proceeds $3,434,087)		$(3,464,218)

SCHEDULE OF WRITTEN OPTIONS

Interest Rate Cap Options

Counterparty/			Notional	Premiums	Market
Reference Entity	Floating Rate Index	Cap Rate	Amount	Received	Value
BAML
3M LIBOR Cap Option 5X5 Year, 02/12/26	3-MONTH USD-LIBOR-BBA	3.75%	$(20,000,000)	$(395,000)	$(355,326)
3M LIBOR Cap Option 5X5 Year, 12/15/25	3-MONTH USD-LIBOR-BBA	3.75%	(20,000,000)	(481,000)	(336,939)
USD CMS 30 Year Cap Option, 10/16/31	30-YEAR ICE SWAP RATE	5.00%	(25,000,000)	(712,500)	(666,818)
USD CMS 5 Year Cap Option, 01/26/21	5-YEAR ICE SWAP RATE	3.50%	(25,000,000)	(250,000)	(108,975)
TOTAL WRITTEN OPTIONS				$(1,838,500)	$(1,468,058)

FUTURES CONTRACTS

			Expiration	Underlying Face	Unrealized
Description	Position	Contracts	Date	Amount at Value	Depreciation
Foreign Currency
Contracts
Euro 90 Day
Future	Short	500	03/19/19	$(123,300,000)	$(373,075)
				$(123,300,000)	$(373,075)

INTEREST RATE SWAP CONTRACTS

						Premiums
	Pay/Receive		Fixed	Maturity	Notional	Paid	Unrealized
Counterparty	Floating Rate	Floating Rate	Rate	Date	Amount	(Received)	Appreciation
BAML	Receive	(3-Month USD-LIBOR)	0.375%	03/29/26	$25,000,000	$–	$167,348
							$167,348

						Premiums
	Pay/Receive		Fixed	Maturity	Notional	Paid	Unrealized
Counterparty	Floating Rate	Floating Rate	Rate	Date	Amount	(Received)	Depreciation
Societe Generale	Receive	(3-Month USD-LIBOR)	2.329%	11/15/45	$18,240,000	$–	$(793,517)
							$(793,517)

Common Abbreviations:

BAML - Bank of America Merrill Lynch

BBA - British Bankers Association

BV - Besloten Vennootschap is the Dutch term for private limited liability company

CMS - Constant maturity swap

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

REMICS - Real Estate Mortgage Investment Conduits

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

Ltd. - Limited

PLC - Public Limited Company

Sr. - Senior

See Notes to Quarterly Schedule of Investments.

Context Macro Opportunities Fund	Notes to Quarterly Schedule of Investments
March 31, 2016 (Unaudited)

Note 1. Organization

The Context Macro Opportunities Fund (the “Fund”) is a non-diversified series of Context Capital Funds (the “Trust”), a statutory trust organized under the laws of the State of Delaware on October 9, 2013, and is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund was incepted on December 23, 2014 and commenced operations on August 4, 2015. Prior to August 4, 2015, the only transaction was the contribution of capital by the initial shareholder in the amount of $100,000 on December 23, 2014. The Fund currently offers three classes of shares: Investor Shares, Advisory Shares and Institutional Shares. As of March 31, 2016, Advisory Shares had not commenced operations. The Fund seeks total return with low correlation to broad financial markets.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The following summarizes the significant accounting policies of the Fund:

The Fund values securities listed on and traded or dealt in one or more U.S. or Non-U.S. securities exchanges and not subject to restrictions against resale in the market are generally valued at the market closing price determined at or prior to the close of the New York Stock Exchange, on the primary exchange on which the securities are traded. If the market closing price is unavailable, the securities may be valued at the latest bid quotations for a long position or at the last quoted ask price for a short position as of the closing of the primary exchange, as of valuation time. Non-exchange traded securities for which quotations are readily available are generally valued at the market closing price or, if not available, the bid on such market for a long position or the ask on such market for a short position. Shares of an open-end investment company not traded on a securities exchange may be valued at the net asset value per share of the investment company determined as of valuation time.

Fixed-income securities are generally valued at the market closing price, or if unavailable, the fixed income securities may be valued at the latest bid quotations for a long position or at the last quoted ask price for a short position supplied by the Fund’s pricing agent based on broker-supplied or dealer-supplied valuations or on matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

Market quotations may not be readily available or may be unreliable if, among other things, (1) the exchange on which a Fund portfolio security is principally traded closes early, (2) trading in a portfolio security was halted during the day and did not resume prior to the time that the Fund calculates its NAV, or (3) events occur after the close of the securities markets on which the Fund’s portfolio securities primarily trade but before the time the Fund calculates its NAV.

If market quotations are not readily available or the Fund reasonably believes that they are unreliable, the Fund will seek to value such securities at fair value, as determined in good faith using procedures approved by the Board. The Board has delegated day-to-day responsibility for fair valuation determinations in accordance with the procedures to a Valuation Committee composed of members of Trust management, the Adviser and the Subadviser. The Valuation Committee makes such determinations under the supervision of the Board. Fair valuation may be based on subjective factors. As a result, the fair value price of a security may differ from that security’s market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotations. To the extent that the Fund invests in open-end investment companies, the prospectuses for those investment companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — unadjusted quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the Fund’s investments and financial instruments based on the three-tier hierarchy as of March 31, 2016:

Context Macro Opportunities Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Bank Loans	$–	$4,952,100	$–	$4,952,100
Corporate Bonds	–	28,590,135	–	28,590,135
Government Bonds	–	21,599,220	–	21,599,220
U.S. Government Agency - Collateralized Mortgage Obligations	–	3,189,655	–	3,189,655
Purchased Options	–	3,509,614	–	3,509,614
Repurchase Agreements	–	3,460,313	–	3,460,313
Total	$–	$65,301,037	$–	$65,301,037

Other Financial Instruments**
Assets
Interest Rate Swap Contracts	$–	$167,348	$–	$167,348
Liabilities
Securities Sold Short	$–	$(3,464,218)	$–	$(3,464,218)
Written Options	–	(1,468,058)	–	(1,468,058)
Futures Contracts	(373,075)	–	–	(373,075)
Interest Rate Swap Contracts	–	(793,517)	–	(793,517)
Total	$(373,075)	$(5,558,445)	$–	$(5,931,520)

* For detailed Industry/Country descriptions, see accompanying Schedule of Investments.

** Other financial instruments are derivative instruments not reflected in the Schedule of Investments. The derivatives shown in this table are reported at their unrealized appreciation/ (depreciation) at measurement date, which represents the change in the contract’s value.

For the period ended March 31, 2016, there have been no significant changes to the Fund’s fair value methodologies. The Fund recognizes transfers between levels as of the end of the period in which the transfer occurred. During the period ended March 31, 2016, there were no transfers between Level 1, Level 2 and Level 3 for the Fund. For the period ended March 31, 2016, the Fund did not have investments with significant unobservable inputs (Level 3) used in determining fair value.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes. The Fund estimates components of distributions from real estate investment trusts (“REITs”) and master limited partnerships (“MLPs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either delivers collateral or segregated assets in connection with certain investments (e.g., foreign currency exchange contracts, securities with extended settlement periods, short sales, written options and swaps) or certain borrowings (e.g., reverse repurchase agreements), the Fund will segregate collateral or designate on its books and records cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/ deposit cash or securities as collateral for certain investments. Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as “Deposits with brokers” or “Payable due to brokers”, respectively. Securities collateral pledged for the same purpose is noted on the Schedule of Investments.

Cash Equivalents – Cash equivalents included short-term highly liquid investments, such as money market funds, that are readily convertible to known amounts of cash and have original maturities of three months or less.

Restricted Securities – The Fund may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. Information regarding restricted securities held by the Fund is included in their Schedule of Investments, if applicable.

When-Issued Transactions – The Fund may purchase securities on a forward commitment or ‘when-issued’ basis. A fund records a when-issued transaction on the trade date and will segregate with the custodian qualifying assets that have a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least annually. Distributions to shareholders of net capital gains, if any, are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Sub-chapter M of the Internal Revenue Code and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions to be taken on returns filed for the current year. The Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. Generally tax authorities can examine tax returns filed since inception.

Note 3. Derivative Instruments

Risk Exposure and the Use of Derivative Instruments:

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter in various types of derivative contracts. In doing so, the Fund employs strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that may make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors: In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors, among others: Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities. Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Foreign Exchange Rate Risk. Foreign exchange risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

The Fund’s use of derivatives can result in losses due to unanticipated changes in these risk factors and the overall market. In instances where the Fund is using derivatives to decrease or hedge exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objective, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type below in the notes that follow.

Repurchase Agreements: The Fund engages in repurchase agreement transactions with institutions that the Fund’s sub-investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. These collateral agreements mitigate the counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

Securities Sold Short: The Fund may sell a security short to increase investment returns. The Fund may also sell a security short in anticipation of a decline in the market value of a security. A short sale is a transaction in which the Fund sells a security that it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at market price at the time of replacement; the price may be higher or lower than the price at which the Fund sold the security. The Fund incurs a loss from a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a profit if the price of the security declines between those dates.

Until the Fund replaces the borrowed security, the Fund will maintain on its books and records cash and long securities to sufficiently cover its short position on a daily basis. The collateral for the securities sold short includes the Cash as shown on the Statements of Assets and Liabilities and the securities held long as shown on the Schedules of Investments. Dividends and interest paid on securities sold short are recorded as an expense on each Fund’s Statement of Operations. In addition, the cost to borrow securities sold short is included in dividends and interest paid on securities sold short.

Loan Participations and Assignments: The Fund may invest in loan participations and assignments. The Fund considers loan participations and assignments to be investments in debt securities. Loan participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Under a loan participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set off between the lender and the borrower. When the Fund purchases assignments of loans from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

As of period end, the Fund held $4,952,100 or 6.67% in loan participations.

Purchased Options: When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

Written Options: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written options are non-income producing securities. Cash held as collateral for written option contracts is shown on the Fund’s Statement of Assets and Liabilities.

The Fund had the following transactions in written options during the period ended March 31, 2016.

	Number of Contracts	Contract Premium
Outstanding, at December 31, 2015	(70,000,000)	$(1,443,500)
Options written	(20,000,000)	(395,000)
Options exercised or closed	–	–
Options expired	–	–
Outstanding, March 31, 2016	(90,000,000)	$(1,838,500)

Futures Contracts: The Fund may invest in futures contracts in accordance with their investment objectives. The Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures contract transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in the Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, the Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its broker a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by the Fund. Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Inflation-Capped Options: The Fund may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Fund writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Fund purchases an inflation-capped option, the Fund pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Swap Agreements: The Fund may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund may enter into credit default swaps, interest rate swaps, total return swaps on individual securities or groups or indices of securities for hedging, investment or leverage purposes. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. The periodic swap payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities on the Statement of Assets and Liabilities.

Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded daily. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”). Each day the Fund may pay or receive cash, equal to the variation margin of the centrally cleared swap. OTC swap payments received or paid at the beginning of the measurement period represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). Generally, the basis of the OTC swaps is the unamortized premium received or paid. The periodic swap payments received or made by the Fund are recorded as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any.

Interest Rate Swap Agreements: The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund may hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

4. Unrealized Appreciation and Depreciation on Investments: As of March 31, 2016, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized depreciation for Federal tax purposes were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation
Context Macro Opportunities Fund	$64,698,874	$700,503	$(98,340)	$602,163

Item 2. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There have not been any changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Context Capital Funds

By:	/s/ Trent Statczar
Trent Statczar
Treasurer and Chief Financial Officer
May 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ David Bunstine
David Bunstine
President and Chief Executive Officer
May 26, 2016

By:	/s/ Trent Statczar
Trent Statczar
Treasurer and Chief Financial Officer
May 26, 2016